FINANCIAL INCOME/EXPENSE	6 Months Ended
Jun. 30, 2022
Financial Income Expense [Abstract]
FINANCIAL INCOME/EXPENSE	FINANCIAL INCOME/EXPENSE

		6 months ended
In thousands of USD	Note	30 June 2022	30 June 2021
Finance income
Change in fair value of warrants		3,277	97,021
Change in fair value of embedded derivatives		104,931	—
Interest receivable on RSP loans calculated using effective interest rate		1,526	7,252
Other interest		775	172
Reversal of difference between fair value and nominal value of loans repaid		295	1,742
Foreign exchange differences		26,491	—
Other finance income		94	1
Total finance income		137,389	106,188

Finance cost
Bank charges		(212)	(197)
Interest on convertible notes		(4,558)	—
Other interest payable		(40)	(181)
Interest on leases		(6,312)	(4,390)
Foreign exchange differences		—	(9,630)
Loss on refinancing of RSP loans		(2,460)	—
Impairment of financial assets		(1,077)	—
Other		—	—
Total finance cost		(14,659)	(14,398)
All prior year comparatives have been translated to US Dollars due to a change in presentational currency. See note 2.

Change in the fair value of embedded derivative represents the movement in fair value of the embedded derivative during the period. The significant decrease in the value of the embedded derivative is mainly driven by the decrease in the share price of Arrival, the increase in volatility as well as the increase in risk free rate.

In addition, the Group has recognized significant foreign exchange gains for the six months period ended June 30, 2022 as the Group benefited from the strengthening of the USD compared to other currencies. The Group maintains the majority of it cash in USD.